UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2024 (January 24, 2024)

Landcadia Holdings IV, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40283	86-1889525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	LCAHU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	LCA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On January 24, 2024, Landcadia Holdings IV, Inc. (“we” or “our”) received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that we were not in compliance with the Nasdaq Listing Rule 5620(a) (the “Rule”) requiring that we hold an annual meeting of stockholders within 12 months of the end of our fiscal year. In accordance with Nasdaq Listing Rule 5810(c)(2)(G), we have 45 calendar days (or until March 11, 2024) to submit a plan to regain compliance and, if Nasdaq accepts the plan, Nasdaq may grant us up to 180 calendar days from our fiscal year end, or until June 28, 2024, to regain compliance. The notification received has no immediate effect on our continued listing on the Nasdaq Stock Market, subject to our compliance with the other continued listing requirements.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, our efforts and ability to regain and maintain compliance with the Nasdaq Listing Rules. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. We do not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS IV, INC.

By:	/s/ Steven L. Scheinthal
	Name:	Steven L. Scheinthal
	Title:	Vice President, General Counsel and Secretary

Date: January 26, 2024